FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: April 25, 1997


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)



     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)   (IRS Employer
diction of Incorporation)                      Identification No.)



                         628 Las Vegas Blvd., South
                          Las Vegas, Nevada  89101
                 (Address of Principal Executive Offices)



     Registrant's telephone number, including area code:(702)233-6638

     Former name or former address, if changed since last report: N/A

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               Not applicable.

Item 5.        Other Events.

               Not applicable.

Item 6.        Resignation of Registrant's Directors.

               On March 18, 1997, Robert M. Dolan resigned as President and Director of the Registrant. The Registrant elected Roger K. Knight as President, Mr. Knight currently serves as a Director of the Registrant.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL VENTURE FUNDING, INC.



Date: Apr. 25, 1997               By:    /s/ Roger K. Knight
                                      Roger K. Knight
                                      President